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[LOGO](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

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NEW ENGLAND GROWTH OPPORTUNITIES FUND

PROSPECTUS AND APPLICATION -- MAY 1, 1998 (AS REVISED NOVEMBER 30, 1998)

FOR GENERAL INFORMATION ON THE FUND OR ANY OF ITS
SERVICES AND FOR ASSISTANCE IN OPENING AN ACCOUNT,
CONTACT YOUR INVESTMENT DEALER OR CALL THE
DISTRIBUTOR TOLL FREE AT 1-800-225-5478.

New England Growth Opportunities Fund (the "Fund") is a series of New England Funds Trust II (the "Trust"). New England Funds Trust I, New England Funds Trust II and New England Funds Trust III are referred to in this Prospectus as the "Trusts."

In this Prospectus the Fund offers two classes of shares to the general public (Classes A and B). The offering price is based on the net asset value per share next determined after an order is received. Class A share purchases generally involve a sales charge at the time of purchase. No initial sales charge applies to Class B share purchases. A contingent deferred sales charge (a "CDSC"), however, is imposed upon certain redemptions of Class B shares. Class B shares automatically convert to Class A shares eight years after purchase. Class B shares bear higher annual 12b-1 fees than do Class A shares. See "Buying Fund Shares -- Sales Charges." Through separate Prospectuses, the Fund offers two additional classes of shares, Class C shares (to the general public) and Class Y shares (to certain institutional investors). To obtain more information about Class C or Class Y shares, please call New England Funds, L.P. (the "Distributor") toll- free at 1-800-225-5478.

This Prospectus sets forth information you should know before investing in the Fund. Please read it carefully and keep it for future reference. A statement of additional information in two parts (the "Statement") about the Fund dated May 1, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is available free of charge. Write to New England Funds, L.P., SAI Fulfillment Desk, 399 Boylston Street, Boston, MA 02116, or call toll free at 1-800-225-5478. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains the Statement, materials incorporated by reference and other information regarding the Fund. The Statement contains more detailed information about the Fund and is incorporated into this Prospectus by reference.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                               TABLE OF CONTENTS
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Page
      FUND EXPENSES AND FINANCIAL INFORMATION
   1  Schedule of Fees                              Sales charges, yearly
   2  Financial Highlights                          operating expenses.
                                                    Historical information on
                                                    the Fund's performance.
-------------------------------------------------------------------------------
      INVESTMENT STRATEGY
   4  Investment Objective                          The investment goal for
   4  Nvest Companies and the                       the Fund.
        Fund's Adviser and Subadviser
   4  How the Fund Pursues Its Objective
   4  Fund Investments
-------------------------------------------------------------------------------
   5  INVESTMENT RISKS                              It is important to
                                                    understand the risks
                                                    inherent in the Fund before
                                                    you invest.
-------------------------------------------------------------------------------
  10  FUND MANAGEMENT
-------------------------------------------------------------------------------
      BUYING FUND SHARES
  11  Minimum Investment                            Everything you need to know
  11  6 Ways to Buy Fund Shares                     to open and add to a New
       [] Through your investment dealer            England Funds account.
       [] By mail
       [] By wire transfer of Federal Funds
       [] By Investment Builder
       [] By electronic purchase through ACH
       [] By exchange from another New England Fund
  12  Sales Charges
  15  Reduced Sales Charges (Class A Shares Only)
-------------------------------------------------------------------------------
      OWNING FUND SHARES
  17  Exchanging Among New England Funds            New England Funds offers
  18  Fund Dividend Payments                        three convenient ways to
                                                    exchange Fund shares.
-------------------------------------------------------------------------------
      SELLING FUND SHARES
  19  4 Ways to Sell Fund Shares                    How to withdraw money or
       [] Through your investment dealer            close your account.
       [] By telephone
       [] By mail
       [] By Systematic Withdrawal Plan
  21  Repurchase Option (Class A Shares Only)       An opportunity to reinvest
                                                    your redemption proceeds
                                                    within 120 days for no
                                                    sales charge.
-------------------------------------------------------------------------------
      FUND DETAILS
  22  How Fund Share Price is Determined            Additional information you
  23  Income Tax Considerations                     may find important.
  23  The Fund's Expenses
  24  Performance Criteria
  24  Additional Facts About the Fund
  26  Glossary of Terms

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FUND EXPENSES AND FINANCIAL INFORMATION
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SCHEDULE OF FEES

Expenses are one of several factors to consider when you invest in the Fund. The following tables summarize your maximum transaction costs from investing in Class A and B shares of the Fund and estimated annual expenses for the Fund's Class A and B shares. The Example below shows the cumulative expenses attributable to a hypothetical $1,000 investment in Class A and B shares of the Fund for the periods specified.

SHAREHOLDER TRANSACTION EXPENSES

                                                              CLASS A   CLASS B
                                                              -------   -------

Maximum Initial Sales Charge Imposed on a Purchase (as a
  percentage of offering price)(1)(2) ........................   5.75%   None
Maximum Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as
  applicable)(2) .............................................   (3)     5.00%

(1) A reduced sales charge on Class A shares applies in some cases. See "Buying Fund Shares -- Reduced Sales Charges (Class A Shares Only)."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See "Buying Fund Shares -- Sales Charges."

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                              CLASS A   CLASS B
                                                              -------   -------

Management Fees ..........................................     0.69%     0.69%
12b-1 Fees ...............................................     0.25      1.00*
Other Expenses ...........................................     0.31      0.31
Total Fund Operating Expenses ............................     1.25      2.00

* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) unless otherwise noted, redemption at period end. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which may be more or less than those shown.

                                                    CLASS A        CLASS B
                                                  -----------  ----------------
                                                                 (1)       (2)

1 year .........................................     $ 70        $ 70      $ 20
3 years ........................................     $ 95        $ 93      $ 63
5 years ........................................     $122        $128      $108
10 years* ......................................     $200        $214      $214

(1)  Assumes redemption at end of period

(2)  Assumes no redemption at end of period.

  * Class B shares automatically convert to Class A shares after 8 years; therefore, Class B amounts are calculated using Class A expenses in years
     9 and 10.

The purpose of this fee schedule is to assist you in understanding the various costs and expenses that you will bear directly or indirectly if you invest in the Fund. For additional information about the Fund's management fees and other expenses, please see "Fund Management," "The Fund's Expenses" and "Additional Facts About the Fund."

A wire fee (currently $5.00) will be deducted from your proceeds if you elect to transfer redemption proceeds by wire.

FINANCIAL HIGHLIGHTS

(For a Class A and B share of the Fund outstanding throughout the indicated periods.)

The Financial Highlights have been included in financial statements for the Fund, which have been examined by PricewaterhouseCoopers LLP, independent accountants. The reports of PricewaterhouseCoopers LLP are incorporated by reference in Part II of the Statement and may be obtained by shareholders. The Financial Highlights should be read in conjunction with the financial statements and the notes thereto incorporated by reference in Part II of the Statement. The Fund's annual report contains additional performance information and is available upon request and without charge.

                                                                  CLASS A
                                   -----------------------------------------------------------------
                                                SEVEN
                                    YEAR        MONTHS
                                   ENDED        ENDED               YEAR ENDED DECEMBER 31,
                                   MAY 31,   DECEMBER 31,   ----------------------------------------
                                    1988       1988(b)       1989      1990      1991      1992
                                    ----        ------       ----      ----      ----      ----
Net asset value, beginning of
  period                            $11.92      $10.37      $ 9.55    $10.88    $ 9.54    $11.79
                                    ------      ------      ------    ------    ------    ------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income                 0.33        0.19        0.29      0.30      0.26      0.23
Net gains or losses on
  investments (both realized
  and unrealized)                    (1.22)       0.25        2.32     (0.76)     2.63      0.86
                                    ------      ------      ------    ------    ------    ------
Total income (loss) from
  investment operations              (0.89)       0.44        2.61     (0.46)     2.89      1.09
                                    ------      ------      ------    ------    ------    ------
LESS DISTRIBUTIONS
Distributions from net
  investment income                  (0.35)      (0.18)      (0.29)    (0.30)    (0.26)    (0.23)
Distributions in excess of net
  investment income                   0.00        0.00        0.00      0.00      0.00      0.00
Distributions from net realized
  capital gains                      (0.30)      (1.08)      (0.95)    (0.56)    (0.38)    (0.45)
Distributions from paid-in
  capital                            (0.01)       0.00       (0.04)    (0.02)     0.00      0.00
                                    ------      ------      ------    ------    ------    ------
Total distributions                  (0.66)      (1.26)      (1.28)    (0.88)    (0.64)    (0.68)
                                    ------      ------      ------    ------    ------    ------
Net asset value, end of period      $10.37      $ 9.55      $10.88    $ 9.54    $11.79    $12.20
                                    ======      ======      ======    ======    ======    ======
Total return (%)(f)                  (7.3)         7.3 (e)    27.6     (4.3)      30.6       9.3
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)    $58,552     $55,041     $62,688   $55,726   $70,263   $90,945
Ratio of operating expenses to
  average net assets (%)              1.25(d)     1.33(e)     1.15      1.18      1.23      1.94
Ratio of net investment income
  to average net assets (%)           2.90        3.10(e)     2.68      2.92      2.28       1.18
Portfolio turnover rate (%)              8          83(e)       17         6        12        10
Average commission rate (g)             --          --          --        --        --        --

                                                         CLASS A
                                    --------------------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                                    --------------------------------------------------
                                    1993(a)     1994       1995       1996    1997
                                    ------      ----       ----       ----    ----
Net asset value, beginning of
  period                            $12.20     $12.67     $12.41     $14.39   $13.87
                                    ------     ------     ------     ------   ------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income                 0.21       0.22       0.18       0.13     0.07(c)
Net gains or losses on
  investments (both realized
  and unrealized)                     0.75      (0.10)      4.01       2.07     4.40
                                    ------     ------     ------     ------   ------
Total income (loss) from
  investment operations               0.96       0.12       4.19       2.20     4.47
                                    ------     ------     ------     ------   ------
LESS DISTRIBUTIONS
  Distributions from net
  investment income                  (0.21)     (0.21)     (0.18)     (0.13)    (0.06)
Distributions in excess of net
  investment income                  (0.01)      0.00       0.00       0.00     0.00
Distributions from net realized
  capital gains                      (0.27)     (0.17)     (2.03)     (2.59)    (2.93)
Distributions from paid-in
  capital                             0.00       0.00       0.00       0.00     0.00
                                    ------     ------     ------     ------   ------
Total distributions                  (0.49)     (0.38)     (2.21)     (2.72)    (2.99)
                                    ------     ------     ------     ------   ------
Net asset value, end of period      $12.67     $12.41     $14.39     $13.87   $15.35
                                    ======     ======     ======     ======   ======
Total return (%)(f)                    8.0        1.0       35.1       17.2     33.4
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)   $109,168   $104,081   $150,693   $166,963 $220,912
Ratio of operating expenses to
  average net assets (%)              1.21       1.28       1.38       1.30     1.25
Ratio of net investment income
  to average net assets (%)           1.70       1.75       1.31       0.92     0.46
Portfolio turnover rate (%)              4          6         69        127      103
Average commission rate (g)             --         --         --    $0.0348  $0.0334

(a) As of January 1, 1993, the Fund discontinued the use of equalization accounting.
(b) Fiscal year end changed in 1988 from May 31 to December 31. The Fund's former adviser, Back Bay
    Advisors, L.P., assumed that function on July 27, 1988.
(c) Per share net investment income has been calculated using the average shares outstanding during the year.
(d) Until May 18, 1988, the Fund's former adviser, Back Bay Advisors, L.P., voluntarily agreed to limit total Fund expenses to 1.25% of the Fund's average annual net assets. Without such limitation, the ratio of operating expenses to average net assets for the year ended May 31,
    1988 would have been 1.31%.
(e) Computed on an annualized basis.
(f) A sales charge is not reflected in total return calculations.
(g) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

The Fund's current adviser and subadviser assumed those functions on May 1, 1995. These financial highlights prior to that date reflect results achieved by earlier advisers under investment policies that are no longer in effect.

                                                                 CLASS B
                                  ---------------------------------------------------------------------
                                  SEPTEMBER 13(a)
                                      THROUGH                        YEAR ENDED DECEMBER 31,
                                   DECEMBER 31,       -------------------------------------------------
                                       1993             1994          1995          1996           1997
                                       ----             ----          ----          ----           ----
Net asset value, beginning
  of period                           $12.95           $12.66        $12.42        $14.40        $13.87
                                      ------           ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)            0.06             0.16          0.10          0.03         (0.05)(e)
Net gains or losses on
  investments (both realized
  and unrealized)                       0.01            (0.09)         4.01          2.07          4.40
                                      ------           ------        ------        ------        ------
Total income from investment
  operations                            0.07             0.07          4.11          2.10          4.35
                                      ------           ------        ------        ------        ------
LESS DISTRIBUTIONS
Distributions from net
  investment income                    (0.03)           (0.14)        (0.10)        (0.04)        (0.01)
Distributions in excess of
  net investment income                (0.06)            0.00          0.00          0.00          0.00
Distributions from net
  realized capital gains               (0.27)           (0.17)        (2.03)        (2.59)        (2.93)
Distributions from paid-in
  capital                               0.00             0.00          0.00          0.00          0.00
                                      ------           ------        ------        ------        ------
Total distributions                    (0.36)           (0.31)        (2.13)        (2.63)        (2.94)
                                      ------           ------        ------        ------        ------
Net asset value, end of
  period                              $12.66           $12.42        $14.40        $13.87        $15.28
                                      ------           ------        ------        ------        ------
Total return (%)(c)                     0.6              0.6          34.3          16.3          32.4
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)       $1,498           $5,185       $29,026       $46,856       $81,066
Ratio of operating expenses
  to average net assets (%)             2.08(b)          1.93          2.11          2.05          2.00
Ratio of net investment
  income to average net assets (%)      0.71(b)          1.10          0.56          0.17         (0.29)
Portfolio turnover rate (%)                4                6            69           127           103
Average commission rate (d)               --               --            --       $0.0348       $0.0334

(a) Class B shares were first offered on September 13, 1993.
(b) Computed on an annualized basis.
(c) A CDSC is not reflected in total return calculations. Periods of less than one year are not annualized.
(d) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.
(e) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

The Fund's current adviser and subadviser assumed those functions on May 1, 1995. These financial highlights prior to that date reflect results achieved by earlier advisers under investment policies that are no longer in effect.

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                               INVESTMENT STRATEGY
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks opportunities for long-term growth of capital and income. The Fund's subadviser is Westpeak Investment Advisors, L.P. ("Westpeak").

NVEST COMPANIES AND THE FUND'S ADVISER AND SUBADVISER

Westpeak is an independently operated subsidiary of Nvest Companies, L.P. ("Nvest Companies"), which is part of an affiliated group including Nvest, L.P., a publicly traded company listed on the New York Stock Exchange. New England Funds Management, L.P. ("NEFM"), the adviser to the Fund is also an independently operated subsidiary of Nvest Companies. Nvest Companies' 14 principal subsidiary or affiliated asset management firms, collectively, had more than $125 billion of assets under management as of December 31, 1997. The subadviser operates independently and is staffed by experienced investment professionals. The subadviser applies specialized knowledge and careful analysis to the pursuit of the Fund's objective.

NEW ENGLAND FUNDS MANAGEMENT, L.P. is the adviser to the Fund, as well as most of the other New England Funds.

WESTPEAK INVESTMENT ADVISORS, L.P., with over $3 billion of assets under management, acts as subadviser to the Fund and also provides investment management services to other mutual funds and institutional clients, including accounts of New England Life Insurance Company ("NELICO").

HOW THE FUND PURSUES ITS OBJECTIVE

Investments in the Fund will be pooled with money from other investors in the Fund to invest in a managed portfolio consisting of securities appropriate to the Fund's investment objective and policies. There can be no assurance that the Fund will achieve its objective. The Fund is a "diversified" mutual fund.

FUND INVESTMENTS

It is normally the policy of the Fund to invest in a diversified portfolio of common stocks considered by the Fund's subadviser to have possibilities for long-term appreciation of capital and income. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style). The Fund will ordinarily invest substantially all of its assets in equity securities.

The Fund seeks to attain its objective by normally investing primarily in equity securities. When the Fund's adviser or subadviser deems it appropriate, however, the Fund may, for temporary defensive purposes, hold a substantial portion of its assets in cash or fixed-income investments, including U.S. Government obligations, investment grade (and comparable unrated) corporate bonds or notes, money market instruments and repurchase agreements. Corporate obligations in the lowest investment grade category (rated BBB by Standard & Poor's Ratings Group ["S&P"] or Baa by Moody's Investors Service, Inc. ["Moody's"]) have some speculative characteristics and may be more adversely affected by changing economic conditions than are higher grade obligations. No estimate can be made as to when or for how long the Fund will employ defensive strategies.

The Fund may invest in foreign securities only if such securities are traded in the U.S. markets. The Fund may also engage in certain options and futures transactions.

--------------------------------------------------------------------------------
                                INVESTMENT RISKS
--------------------------------------------------------------------------------

It is important to understand the following risks inherent in the Fund before you invest.

[ ] EQUITY SECURITIES
    Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and securities exercisable for or convertible into common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock). While offering greater potential for long-term growth, equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. The Fund may invest in equity securities of companies with relatively small market capitalization. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See "Small Companies" below. The Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.

    The Fund may invest in convertible securities, including corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price. Less than 35% of the Fund's net assets will be invested in convertible securities rated below investment grade and unrated convertible securities of comparable quality.

[ ] SMALL COMPANIES
    Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or market averages in general. The net asset value of funds that invest in companies with smaller capitalization therefore may fluctuate more widely than market averages.

[ ] FOREIGN SECURITIES
    Investments in foreign securities present risks not typically associated with investments in comparable securities of U.S. issuers.

    There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

    The Fund may invest in foreign equity securities either by purchasing such securities directly or by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depository receipts can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored depository receipts.

    In addition, the Fund may invest in securities issued by supranational agencies. Supranational agencies are those agencies whose member nations determine to make capital contributions to support the agencies' activities, and include such entities as the International Bank of Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

    In determining whether to invest in securities of foreign issuers, the adviser or subadviser of the Fund will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce the Fund's net income available for distribution to shareholders.

[ ] FIXED-INCOME SECURITIES
    Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

    Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. (Generally, the value of fixed-income securities falls when market rates of interest are rising.) Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay the Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest or dividend payments.

    Because interest rates vary, it is impossible to predict the income of the Fund resulting from its investment in fixed-income securities for any particular period. Fluctuations in the value of the Fund's investments in fixed- income securities will cause the Fund's net asset value to increase or decrease.

    All non-convertible fixed-income securities purchased by the Fund will, at the time of purchase, either be rated investment grade by at least one major rating agency or be unrated but determined to be of investment grade quality by the Fund's adviser or subadviser.

[ ] LOWER QUALITY FIXED-INCOME SECURITIES
    Fixed-income securities rated BB or lower by S&P or Ba or lower by Moody's (and unrated securities of comparable quality) are below "investment grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed-income securities. Lower quality fixed- income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Generally, achievement of the investment objective of a mutual fund investing in lower quality fixed-income securities may be more dependent on the fund's adviser's or subadviser's own credit analysis than for a fund investing in higher quality bonds. The market for lower quality fixed- income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Bond Ratings."

[ ] REPURCHASE AGREEMENTS
    Under a repurchase agreement, the Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. If the seller fails to repurchase the securities, the Fund has rights to sell the securities to third parties. Repurchase agreements can be regarded as loans by the Fund to the seller, collateralized by the securities that are the subject of the agreement. Repurchase agreements afford an opportunity for the Fund to earn a return on available cash at relatively low credit risk, although the Fund may be subject to various delays and risks of loss if the seller fails to meet its obligation to repurchase. The staff of the SEC is currently of the view that repurchase agreements maturing in more than 7 days are illiquid securities.

[ ] INVESTMENTS IN OTHER INVESTMENT COMPANIES
    The Fund may invest up to 10% of its total assets in securities of other investment companies. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical or efficient way for the Fund to invest in such countries. In other cases, where the Fund's adviser or subadviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, the Fund will indirectly bear its share of the expenses of that investment company. These expenses are in addition to the Fund's own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio.

[ ] SHORT-TERM TRADING
    Although the Fund seeks long-term growth or return, it may, consistent with its investment objective, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit the subadviser's investment discretion in managing the Fund's assets.

    Recent portfolio turnover rates of the Fund are set forth above under "Financial Highlights."

[ ] OPTIONS, FUTURES, SWAP CONTRACTS AND CURRENCY TRANSACTIONS
    The Fund may buy and sell futures contracts on a variety of stock indexes. The Fund would buy such a futures contract only when it is experiencing significant cash inflows, and then only for the purpose of maintaining its exposure to the equity markets during the time before it has fully invested incoming cash in equity securities directly. Similarly, the Fund would sell stock index futures only during periods of cash outflows for the purpose of reducing equity market exposure before holdings of stock are liquidated. The Fund will not use futures contracts for speculative purposes or to hedge against changes in the value of the its securities portfolio.

    Options, futures and swap contracts fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options, futures or swaps for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

    Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If the Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligations under the option.

    A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or receipt) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Fund exceeds (or is less than) the price of the offsetting purchase, the Fund will realize a gain (or loss). The Fund may not purchase or sell futures contracts or purchase related options if immediately thereafter the sum of the amount of deposits for initial margin or premiums on the existing futures and related options positions would exceed 5% of the market value of the Fund's net assets. Transactions in futures and related options involve the risks of (1) imperfect correlation between the price movement of the contracts and the underlying securities, (2) significant price movement in one but not the other market because of different hours, (3) the possible absence of a liquid secondary market at any point in time, and the risk that if the subadviser's prediction on interest rates or other economic factors is inaccurate, the Fund may be worse off than if it had not hedged. Futures transactions involve potentially unlimited risk of loss.

    The Fund may enter into interest rate, currency and securities index swaps. It will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 or in some other investment (such as U.S. Treasury securities).

    The value of options purchased by the Fund, futures contracts held by the Fund and the Fund's positions in swap contracts may fluctuate up or down based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Fund's portfolio. All transactions in options, futures or swaps involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. The Fund will be required, however, to set aside with its custodian bank certain assets in amounts sufficient at all times to satisfy its obligations under options, futures and swap contracts.

    The successful use of options, futures and swaps will usually depend upon the subadviser's ability to forecast stock market, currency or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options, futures and swap transactions also depends upon the degree of correlation between the changes in the value of futures, options or swap positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends upon the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of swap contracts and of options that are not traded on an exchange ("over-the-counter" options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity. As a result of these characteristics, the Fund will treat most swap contracts and over-the-counter options (and the assets it segregates to cover its obligations thereunder) as illiquid. Certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and certain regulatory requirements may limit a Fund's ability to engage in futures, options and swap transactions.

    The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments by the Fund in options and futures in foreign markets are subject to many of the same risks as are the Fund's other foreign investments. See "Foreign Securities" above. For further information, see "Miscellaneous Investment Practices -- Futures, Options and Swap Contracts" in Part II of the Statement.

[ ] SECURITIES LENDING
    The Fund may lend its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities lent, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities lent and will also receive interest through investment of the cash collateral in short- term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's total assets (taken at current value). Any voting rights or rights to consent relating to the lent securities pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

[ ] MISCELLANEOUS
    The Fund will not invest more than 15% of its net assets in "illiquid securities," that is, securities which are not readily resalable, which may include securities whose disposition is restricted by federal securities laws.

--------------------------------------------------------------------------------
                                FUND MANAGEMENT
--------------------------------------------------------------------------------

NEFM, located at 399 Boylston Street, Boston, Massachusetts, 02116, serves as the adviser to the Fund. NEFM oversees, evaluates and monitors the subadvisory services provided to the Fund and furnishes general business management and administration to the Fund. NEFM does not determine what investments the Fund will purchase.

The subadviser of the Fund is Westpeak, which is located at 1011 Walnut Street, Boulder, Colorado 80302. The portfolio manager of the Fund is Gerald
H. Scriver, President and Chief Executive Officer of Westpeak, who has been with the company since its inception in 1991. Mr. Scriver has been portfolio manager of the Fund since May 1995.

The Fund pays NEFM a management fee at the annual rate set forth in the following table, reduced in each case by the amount of any subadvisory fee payable by the Fund to Westpeak (as described below):

                  MANAGEMENT FEE PAYABLE BY THE FUND TO NEFM
          (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FUND)
--------------------------------------------------------------------------------
                  0.70% of the first $200 million
                  0.65% of the next $300 million
                  0.60% of amounts in excess of $500 million

Subject to the supervision of NEFM, Westpeak manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities for the Fund, and employs professional advisers and securities analysts who provide research services to the Fund.

The Fund pays Westpeak a subadvisory fee at the annual rate set forth in the following table:

               SUBADVISORY FEE PAYABLE BY THE FUND TO WESTPEAK
          (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FUND)
--------------------------------------------------------------------------------
                  0.50% of the first $25 million
                  0.40% of the next $75 million
                  0.35% of the next $100 million
                  0.30% of amounts in excess of $200 million

The transfer and dividend paying agent for the Fund is New England Funds Service Corporation ("NEFSCO"), which is located at 399 Boylston Street, Boston, Massachusetts 02116. NEFSCO has subcontracted certain of its obligations as such to State Street Bank and Trust Company ("State Street Bank"), which is located at 225 Franklin Street, Boston, Massachusetts 02110.

The general partners of each of NEFM, Westpeak and the Distributor, and the sole shareholder of NEFSCO, are special purpose corporations that are indirect, wholly-owned subsidiaries of Nvest Companies. Nvest Companies' managing general partner, Nvest Corporation, is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), a mutual life insurance company. MetLife owns in the aggregate, directly and indirectly, approximately 47% of the outstanding limited partnership interests in Nvest Companies. Nvest Companies' advising general partner, Nvest, L.P., is a publicly-traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P.

Subject to applicable regulatory restrictions and such policies as the Trust's trustees may adopt, Westpeak may consider sales of shares of the Fund and other mutual funds it manages as a factor in the selection of broker-dealers to effect portfolio transactions for the Fund. Subject to procedures adopted by the trustees of the Trust, Fund brokerage transactions may be executed by brokers that are affiliated with Nvest Companies, NEFM or Westpeak. See "Portfolio Transactions and Brokerage" in Part II of the Statement.

NEFM provides executive and other personnel for the management of the Trust. The Trust's Board of Trustees supervises the affairs of the Trust as conducted by NEFM and Westpeak.

The Fund has received an exemptive order from the SEC to permit NEFM, subject to certain conditions, to enter into subadvisory agreements with subadvisers, including subadvisers other than the existing subadviser of the Fund, when approved by the Trust's Board of Trustees, without obtaining shareholder approval. The exemptive order also permits, without shareholder approval, the terms of an existing subadvisory agreement to be changed or the employment of an existing subadviser to be continued after events that would otherwise cause an automatic termination of a subadvisory agreement, when such changes or continuation are approved by the Trust's Board of Trustees. Shareholders will be notified of any subadviser changes.

--------------------------------------------------------------------------------
                               BUYING FUND SHARES
--------------------------------------------------------------------------------

MINIMUM INVESTMENT

$2,500 is the minimum for an initial investment in the Fund and $100 is the minimum for each subsequent investment. There are special initial investment minimums for the following plans:

CALL NEW ENGLAND FUNDS PERSONAL ACCESS LINE(TM) AT
1-800-346-5984.

WITH OUR 24 HOUR AUTOMATED CUSTOMER SERVICE SYSTEM
YOU HAVE ACCESS TO YOUR ACCOUNT. WITH A TOUCH-TONE
TELEPHONE, OBTAIN YOUR CURRENT ACCOUNT BALANCE,
RECENT TRANSACTIONS, FUND PRICES AND RECENT
PERFORMANCE INFORMATION. YOU CAN ALSO PURCHASE OR
EXCHANGE SHARES OF ANY NEW ENGLAND FUND. FOR MORE
INFORMATION CALL US AT 1-800-225-5478.

[ ] $25 (for initial and subsequent investments) for payroll deduction investment programs for 401(k), SARSEP, SEP, SIMPLE Plans, 403(b)(7) retirement plans and certain other retirement plans.

[ ] $100 on initial and subsequent investments for automatic investing through the Investment Builder program.

[ ] $250 on initial and $100 on subsequent investments for retirement plans with tax benefits such as corporate pension and profit sharing plans and Keogh plans.

[ ] $500 on initial and $100 on subsequent investments for IRAs.

[ ] $2,000 on initial and $100 on subsequent investments for accounts registered under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act.

6 WAYS TO BUY FUND SHARES

You may purchase Class A and Class B shares of the Fund in the following ways:

[Graphic Omitted]
    THROUGH YOUR INVESTMENT DEALER:

Many investment dealers have a sales agreement with the Distributor and would be pleased to accept your order.

[Graphic Omitted]
    BY MAIL:

FOR AN INITIAL INVESTMENT, simply complete an application and return it, with a check payable to New England Funds, to P.O. Box 8551, Boston, MA 02266-8551.

FOR SUBSEQUENT INVESTMENTS, please mail your check to New England Funds, P.O. Box 8551, Boston, MA 02266-8551 along with a letter of instruction or an additional deposit slip from your statements. To make investing even easier, you can also order personalized investment slips by calling 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time).

All purchases made by check should be in U.S. dollars and made payable to New England Funds, or, in the case of a retirement account, the custodian or trustee. Third party checks will generally not be accepted except under certain circumstances approved by the Distributor. When purchases are made by check or periodic account investment, redemptions may not be allowed until the investment being redeemed has been in the account for a minimum of ten calendar days.

[Graphic Omitted]
    BY WIRE TRANSFER OF FEDERAL FUNDS:

FOR AN INITIAL INVESTMENT, call us at 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business to obtain an account number and wire transfer instructions.

FOR SUBSEQUENT INVESTMENTS, direct your bank to transfer funds to State Street Bank and Trust Company, ABA #011000028, DDA #99011538, Credit Fund (Fund name and Class of shares), Shareholder Name, Shareholder Account Number. Funds may be transferred between 9:00 a.m. and 4:00 p.m. (Eastern time) on a day when the Funds are open for business. Your bank may charge a fee for this service.

[Graphic Omitted]
    BY INVESTMENT BUILDER:

Investment Builder is New England Funds' automatic investment plan. You may authorize automatic monthly transfers of $100 or more from your bank checking or savings account to purchase shares of one or more New England Funds.

FOR AN INITIAL INVESTMENT, please indicate that you would like to begin an automatic investment plan through Investment Builder. Indicate the amount of the monthly investment on the enclosed application and enclose a check marked "Void" or a deposit slip from your bank account.

TO ADD INVESTMENT BUILDER TO AN EXISTING ACCOUNT, please call us at 1-800-225-5478 for a Service Options Form.

[Graphic Omitted]
    BY ELECTRONIC PURCHASE THROUGH THE AUTOMATED CLEARING HOUSE SYSTEM ("ACH"):

You may purchase additional shares electronically through the ACH system as long as your bank or credit union is a member of the ACH system and you have a completed, approved ACH application on file with the Fund.

To purchase through ACH, call 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Fund is open for business. You may also purchase shares through ACH by calling New England Funds Personal Access Line
(TM) at 1-800-346-5984 twenty-four hours a day. Under normal circumstances, the New York Stock Exchange (the "Exchange") closes at 4:00 p.m. (Eastern time). Purchase orders accepted through ACH or New England Funds Personal Access Line
(TM) will be complete only upon the receipt by New England Funds of funds from your bank and, on the day that funds are received, will be processed at the net asset value determined at the close of regular trading on the Exchange on days that the Exchange is open. Proceeds of redemptions of Fund shares purchased through ACH may not be available for up to ten days after the purchase date.

[Graphic Omitted]
    BY EXCHANGE FROM ANOTHER NEW ENGLAND FUND:

You may also purchase shares of the Fund by exchanging shares from another New England Fund. Please see "Owning Fund Shares -- Exchanging Among New England Funds" for details.

GENERAL
All purchase orders are subject to acceptance by the Fund and will be effected at the net asset value next determined after the order is received in proper form by State Street Bank, except orders received by your investment dealer before the close of trading on the Exchange and transmitted to the Distributor by 5:00 p.m. Eastern time (or, under limited circumstances, such other time no later than 8:00 p.m. as may be agreed upon between the dealer and the Distributor) on the same day, which will be effected at the net asset value determined on that day. Although the Fund does not anticipate doing so, it reserves the right to suspend or change the terms of sales of shares.

Class B shares and certain shareholder features may not be available to persons whose shares are held in street name accounts.

You will not receive any certificates for your Class A shares unless you request them in writing from the Distributor. The Fund's "open account" system for recording your investment eliminates the problems and expense of handling and safekeeping certificates. Certificates will not be issued for Class B shares. If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules apply. Please contact your investment dealer or the Distributor for details.

TO MAKE INVESTING EVEN EASIER, YOU CAN ALSO ORDER
PERSONALIZED INVESTMENT SLIPS BY CALLING
1-800-225-5478 BETWEEN 8:00 A.M. AND 7:00 P.M.
(EASTERN TIME).

SALES CHARGES
In this prospectus, the Fund offers two classes of shares to the general public:

CLASS A SHARES
Class A shares are offered at net asset value plus a sales charge which varies depending on the size of your purchase. They are also subject to a 0.25% annual service fee. Class A shares are offered subject to the following sales charges:

                                        SALES CHARGE AS A % OF        DEALER'S
                                   ---------------------------------  CONCESSION
                                                     NET              AS A % OF
VALUE OF TOTAL                     OFFERING          AMOUNT           OFFERING
INVESTMENT                         PRICE             INVESTED         PRICE
----------                         -----             --------         -----

Less than $50,000                  5.75%             6.10%            5.00%
$50,000 - $99,999                  4.50%             4.71%            4.00%
$100,000 - $249,999                3.50%             3.63%            3.00%
$250,000 - $499,999                2.50%             2.56%            2.15%
$500,000 - $999,999                2.00%             2.04%            1.70%
$1,000,000 or more                 None              None              *

* The Distributor may, at its discretion, pay investment dealers who initiate and are responsible for such purchases (except investments by plans under Sections 401(a) or 401(k) of the Code whose total investments amount to $1 million or more or that have 100 or more eligible employees ["Retirement Plans"]) a commission of up to 1% on the first $3 million invested and 0.50% on the excess over $3 million. For investments by Retirement Plans, the Distributor may, at its discretion, pay investment dealers who initiate and are responsible for such purchases a commission of up to 1% on the first $3 million invested and 0.50% on amounts over $3 million and up to $10 million. These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Section 401(a), 401(k), 457 and 403(b) plans that have total investment assets of at least $10 million are eligible to purchase Class Y shares of the Fund, which are described in a separate Prospectus.

CONTINGENT DEFERRED SALES CHARGE (CLASS A SHARES ONLY). For purchases of Class A shares of the Fund of $1,000,000 or more or purchases by Retirement Plans as defined above, a CDSC of 1% applies to redemptions of shares within one year of the date of purchase. If an exchange is made to Class A shares of New England Cash Management Trust Money Market Series or New England Tax Exempt Money Market Trust (the "Money Market Funds"), then the one-year holding period for purposes of determining the expiration of the CDSC will stop and will resume only when an exchange is made back into Class A shares of a series of the Trusts. If the Money Market Fund shares are redeemed rather than exchanged back into the Trusts, then a CDSC applies to the redemption. For purposes of the CDSC, it is assumed that the shares held the longest are the first to be redeemed. The CDSC applies to redemptions through the day one year after the day on which the purchase was accepted. No CDSC applies to a redemption of shares followed by a reinvestment effected within 30 days after the date of the redemption.

A OR B SHARES -- WHICH SHOULD YOU CHOOSE?

YOUR CHOICE OF SHARE CLASS DEPENDS ON THE SIZE OF
YOUR INVESTMENT AND HOW LONG YOU INTEND TO HOLD
YOUR SHARES. IN GENERAL, THERE ARE ONLY MINOR
DIFFERENCES IN PERFORMANCE RESULTS FOR THE
DIFFERENT CLASSES IF HELD FOR THE LONG TERM.
CONSULT YOUR FINANCIAL REPRESENTATIVE FOR HELP IN
DECIDING WHICH CLASS IS APPROPRIATE FOR YOU.

CLASS B SHARES
Class B shares are offered at net asset value, without an initial sales charge, and are subject to a 0.25% annual service fee, a 0.75% annual distribution fee for 8 years (at which time they automatically convert to Class A shares) and a CDSC if they are redeemed within 6 years of purchase. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of a series of the Trusts. If the exchange is made to Class B shares of a Money Market Fund, then the holding period stops and will resume only when an exchange is made back into Class B shares of a series of the Trusts. If the Money Market Fund shares are redeemed rather than exchanged back into a series of the Trusts, then a CDSC applies to the redemption, at the same rate as if the Class B shares of the Fund had been redeemed at the time they were exchanged for Money Market Fund shares. For the purpose of the CDSC it is assumed that the shares held the longest are the first to be redeemed.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. The CDSC equals the following percentages of the dollar amounts subject to the charge:

                                                        CONTINGENT DEFERRED
                                                         SALES CHARGE AS A
                                                        PERCENTAGE OF DOLLAR
YEAR SINCE PURCHASE                                   AMOUNT SUBJECT TO CHARGE
-------------------                                   ------------------------

    1st ......................................................... 5%
    2nd ......................................................... 4%
    3rd ......................................................... 3%
    4th ......................................................... 3%
    5th ......................................................... 2%
    6th ......................................................... 1%
    thereafter .................................................. 0%

Year one ends one year after the day on which the purchase was accepted, and so on.

At the time of sale, the Distributor pays investment dealers a commission of 3.75% of the sales price and advances the first year's service fee (up to 0.25%) on sales of Class B shares by such dealers.

DECIDING WHICH CLASS TO PURCHASE
The decision as to whether Class A or Class B shares are more appropriate for an investor depends upon the amount and intended length of the investment. Investors making large investments, qualifying for a reduced initial sales charge, might consider Class A shares over Class B shares because Class A shares have lower 12b-1 fees and pay correspondingly higher dividends per share. For these reasons, the Distributor will treat any order of $1 million or more for Class B shares as a Class A order. Investors making smaller investments might consider Class B shares over Class A shares because 100% of the purchase is invested immediately. Consult your investment dealer for advice applicable to your particular circumstances.

GENERAL
The CDSC will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares of the Fund purchased with reinvested dividends or capital gains distributions.

The CDSC is deducted from the proceeds of the redemption, not the amount remaining in the account, unless otherwise requested, and is paid to the Distributor. The CDSC may be eliminated for certain persons and organizations, as described in the following paragraph and under "Reduced Sales Charges (Class A shares Only)."

NO CDSC ON ANY CLASS OF SHARES APPLIES in connection with (1) redemptions by retirement plans qualified under Code Sections 401(a) or 403(b)(7) when such redemptions are necessary to make distributions to plan participants; (2) distributions from an IRA due to death, disability or a tax-free return of an excess contribution; (3) distributions by other employee benefit plans to pay benefits; and (4) distributions by a Section 401(a) plan due to death. For 403(b)(7) and IRA accounts established before January 3, 1995, the CDSC is waived for redemptions made after attainment of age 59 1/2. The CDSC is waived for redemptions made to make required minimum distributions after attainment of age 70 1/2 for 403(b)(7) and IRA accounts established on or after January 3, 1995. There is also no CDSC on redemptions following the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year after the shareholder's death or disability. In addition, there is no CDSC on certain withdrawals pursuant to a Systematic Withdrawal Plan. See "Selling Fund Shares -- 4 Ways to Sell Fund Shares -- By Systematic Withdrawal Plan" below.

The Fund receives the net asset value next determined after an order is received on sales of each class of shares. The sales charge is allocated between the investment dealer and the Distributor. The Distributor receives the CDSC. For purposes of the CDSC, an exchange from one series of the Trusts to another series of the Trusts is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a redemption and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or a loss.

The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A shares of the Fund to investment dealers from time to time. The staff of the SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of the Fund's shares.

For new amounts invested, the Distributor may, at its expense, pay investment dealers who sell shares of the Fund at net asset value to an eligible governmental authority 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any series of the Trusts or if the account is registered in street name.

The Distributor may, at its expense, provide additional promotional incentives or payments to dealers who sell shares of the Fund (including in some cases, exclusively to New England Securities Corporation, a broker-dealer affiliate of the Distributor, and MetLife). In some instances additional compensation is provided to certain dealers who achieve certain sales goals or who have sold or may sell significant amounts of shares. Such compensation may include (i) full reallowance of the sales charge on the Class A shares; (ii) additional compensation with respect to the sale of Class A and B shares; or (iii) financial assistance programs to dealers in connection with conferences, sales or training programs, seminars, advertising and sales campaigns and/or shareholder services arrangements. Certain broker-dealer firms and their representatives who have sold or may sell significant amounts of shares, or have achieved other objectives, may receive gifts of merchandise and/or incentives of travel and lodging or the payment of these and other expenses incurred in connection with trips to locations, within or outside the U.S., for educational seminars or meetings of a business nature. Membership in the New England Funds President's Council is based on sales achievement and other criteria and may result in the provision of gifts of merchandise, a subscription to a financial publication and participation in sales assistance programs and educational seminars. The participation of broker-dealer firms and their representatives in compensation and incentive programs is at the discretion of the firm. Compensation and incentives shall conform with the applicable Rules of the National Association of Securities Dealers, Inc.

REDUCED SALES CHARGES
(CLASS A SHARES ONLY)

[ ] LETTER OF INTENT -- if aggregate purchases of all series and classes of the Trusts over a 13-month period will reach a breakpoint (a dollar amount at which a lower sales charge applies), smaller individual amounts can be invested at the sales charge applicable to that breakpoint.

[ ] COMBINING ACCOUNTS -- purchases by all qualifying accounts of all series and classes of the Trusts (which do not include the Money Market Funds unless the shares were purchased through an exchange from a series of the Trusts) may be combined with purchases of qualifying accounts of a spouse, parents, children, siblings, grandparents or grandchildren, individual fiduciary accounts, sole proprietorships and/or single trust estates. The values of all accounts are combined to determine the sales charge.

[ ] UNIT HOLDERS OF UNIT INVESTMENT TRUSTS -- unit investment trust distributions of less than $1 million may be invested in Class A shares of the Fund at a reduced sales charge of 1.50% of the public offering price (or 1.52% of the net amount invested). The dealer's concession on such sales is 1.50% of the public offering price.

[ ] ELIGIBLE GOVERNMENTAL AUTHORITIES -- no sales charge or CDSC applies to investments by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that the Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

[ ] CLIENTS OF AN ADVISER OR SUBADVISER -- no sales charge or CDSC applies to investments of $25,000 or more in the Fund by (1) clients of an adviser or subadviser to any series of the Trusts, any director, officer or partner of a client of an adviser or subadviser to any series of the Trusts and the parents, spouses and children of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype Plan document of an adviser or subadviser to any series of the Trusts if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser or subadviser to any series of the Trusts. Any investor eligible for these arrangements should so indicate in writing at the time of the purchase.

[ ] Shares of the Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.

[ ] Shares of the Fund are available at net asset value for investments by participant-directed 401(a) and 401(k) plans that have 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by the Distributor. This compensation may be paid indirectly by the Fund in the form of servicing and/or distribution fees.

[ ] Shares of the Fund are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

[ ] Shares of the Fund also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may receive compensation, in an amount of up to 0.25% annually of the average value of the Fund shares held by their customers. This compensation may be paid by NEFM and/or the Fund's subadviser out of their own assets, or may be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.

[ ] There is no sales charge, CDSC or initial investment minimum related to investments by current and retired employees of the Trusts' investment advisers or subadvisers, the Distributor, NELICO or MetLife or any other company affiliated with NELICO or MetLife; current and former directors and trustees of the Trusts, NELICO or MetLife or their predecessor companies; agents and general agents of NELICO or MetLife and their insurance company subsidiaries; current and retired employees of such agents and general agents; registered representatives of broker- dealers who have selling arrangements with the Distributor; the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the persons listed above; any trust, pension, profit sharing or other benefit plan for any of the foregoing persons; and any separate account of NELICO or MetLife or of any insurance company affiliated with NELICO or MetLife.

[ ] Shareholders of Reich and Tang Government Securities Trust may exchange their shares of that fund for Class A shares of the Fund at net asset value and without imposition of a sales charge.

The reduction or elimination of the sales charge in connection with sales described above reflects the absence or reduction of expenses associated with such sales.

--------------------------------------------------------------------------------
                               OWNING FUND SHARES
--------------------------------------------------------------------------------

EXCHANGING AMONG NEW ENGLAND FUNDS

AUTOMATIC EXCHANGE PLAN

THE FUND HAS AN AUTOMATIC EXCHANGE PLAN UNDER
WHICH SHARES OF A CLASS OF THE FUND ARE
AUTOMATICALL Y EXCHANGED EACH MONTH FOR SHARES OF
THE SAME CLASS OF OTHER SERIES OF THE TRUSTS. THE
MINIMUM MONTHLY EXCHANGE AMOUNT UNDER THE PLAN IS
$100. THERE IS NO FEE FOR EXCHANGES MADE PURSUANT
TO THIS PROGRAM, BUT THERE MAY BE A SALES CHARGE
AS DESCRIBED ON THIS PAGE. SHARES OF THE
ADJUSTABLE RATE FUND THAT ARE SUBJECT TO A
DIFFERENTIAL SALES CHARGE AS DESCRIBED ON THIS
PAGE MAY NOT PARTICIPATE IN THIS PROGRAM.

CLASS A SHARES
Except as indicated in the next two sentences, you may exchange Class A shares of any series of the Trusts (and Class A shares of the Money Market Funds acquired through exchanges from any series of the Trusts) for Class A shares of any other series of the Trusts without paying a sales charge; such exchanges will be made at the next-determined net asset value of the shares. Class A shares of New England Intermediate Term Tax Free Fund of California (the "California Fund") (and shares of the Money Market Funds acquired through exchanges of such shares) may be exchanged for Class A shares of another series of the Trusts at net asset value only if you have held the California Fund shares for at least six months; otherwise, you will pay the difference between any sales charge you have already paid on your California Fund shares and the higher sales charge of the series into which you are exchanging. If you exchange Class A shares of New England Adjustable Rate U.S. Government Fund (the "Adjustable Rate Fund") (and shares of the Money Market Funds acquired through exchanges of such shares) for shares of another series of the Trusts that has a higher sales charge, you will pay the difference between any sales charge you have already paid on your Adjustable Rate Fund shares and the higher sales charge of the series into which you are exchanging. In addition, you may redeem Class A shares of any Money Market Fund that were not acquired through exchanges from any series of the Trusts and have the proceeds directly applied to the purchase of shares of a series of the Trusts at the applicable sales charge.

CLASS B SHARES
You may exchange Class B shares of any series of the Trusts (and Class B shares of the Money Market Funds or Class A shares of the Money Market Funds that have not been subject to a previous sales charge) for Class B shares of any other series of the Trusts. Such exchanges will be made at the next-determined net asset value of the shares. Class B shares will automatically convert on a tax-free basis to Class A shares eight years after they are purchased (excluding the time the shares are held in a Money Market Fund). See "Sales Charges -- Class B Shares" above.

CLASS Y SHARES
Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class A shares of any series of the Trusts acquired in connection with deferred compensation plans offered by NELICO for Class Y shares of any series of the Trusts which offers Class Y shares. To obtain a Prospectus and more information about Class Y shares, please call the Distributor toll-free at 1-800-225-5478.

TO MAKE AN EXCHANGE, please call 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Fund is open for business, call New England Funds Personal Access Line(TM) at 1-800-346-5984 twenty-four hours a day or write to New England Funds. Exchange requests after 4:00 p.m. (Eastern time), or after the Exchange closes if it closes earlier than 4:00 p.m., will be processed at the net asset value determined at the close of regular trading on the next day that the Exchange is open. The exchange must be for a minimum of $1,000 (or the total net asset value of your account, whichever is less), except that under the Automatic Exchange Plan the minimum is $100. All exchanges are subject to the eligibility requirements of the series into which you are exchanging. In connection with any exchange, you must obtain and carefully read a current Prospectus of the series into which you are exchanging. The exchange privilege may be exercised only in those states where shares of such other series may be legally sold.

You have the automatic privilege to exchange your Fund shares by telephone. The Fund and NEFSCO will employ reasonable procedures to confirm that your telephone instructions are genuine, and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund and NEFSCO will require a form of personal identification prior to acting upon your telephone instructions, will provide you with written confirmations of such transactions and will record your instructions.

For federal tax purposes, an exchange of shares of one series of the Trusts for shares of another series is considered to be a redemption and purchase and, therefore, is considered to be a taxable event on which you may recognize a gain or a loss.

Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days' advance notice of any material change to the exchange privilege.

MARKET TIMER RESTRICTIONS. Purchases and exchanges into the Fund should be made for investment purposes only. The Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) when such transaction is deemed harmful to the best interest of the Fund's other shareholders or would disrupt the management of the Fund. Without limiting the generality of the foregoing, the Fund and the Distributor reserve the right to restrict (e.g., by limiting to a specified maximum dollar amount) purchases and exchanges for the account of "market timers." An account will be deemed to be the account of a market timer if (i) more than two exchange purchases of the Fund are effected for the account in a calendar quarter or (ii) the account effects one or more exchange purchases of the Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

FUND DIVIDEND PAYMENTS

The Fund pays dividends semi-annually. The Fund pays as dividends substantially all net investment income (other than long-term capital gains) each year and distributes annually all net realized long- and short-term capital gains (after applying any available capital loss carryovers). The trustees of the Trust may adopt a different schedule as long as payments are made at least annually. If you intend to purchase shares of the Fund shortly before it declares a capital gain distribution, you should be aware that a portion of the purchase price may be returned to you as a taxable distribution.

You have the option to reinvest all distributions in additional shares of the same class of the Fund or in shares of the same class of other series of the Trusts, to receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund or the same class of shares of other series of the Trusts, or to receive all distributions in cash. Income distributions and capital gains distributions will be reinvested in shares of the same class of the Fund at net asset value (without a sales charge or CDSC) unless you select another option. You may change your distribution option by notifying New England Funds in writing or by calling 1-800-225-5478. If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested.

               --------------------------------------------------
                        DIVIDEND DIVERSIFICATION PROGRAM

               You may also establish a dividend diversification program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another New England Fund, subject to the investor eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund's net asset value (without a sales charge or CDSC) on the dividend record date. A dividend diversification account must be in the same registration (shareholder name) as the distributing fund account and, if a new account in the purchased fund is being established, the purchased fund's minimum investment requirements must be met. Before establishing a dividend diversification program into any other New England Fund, you must obtain and carefully read a copy of that fund's prospectus.

               --------------------------------------------------

--------------------------------------------------------------------------------
                              SELLING FUND SHARES
--------------------------------------------------------------------------------

4 WAYS TO SELL FUND SHARES

You may sell Class A and Class B shares of the Fund in the following ways:

[Graphic Omitted]
    THROUGH YOUR INVESTMENT DEALER:
Call your authorized investment dealer for information.

[Graphic Omitted]
    BY TELEPHONE:

You or your investment dealer may redeem (sell) shares by telephone using any of the three methods described below:

Wired to Your Bank Account -- If you have previously selected the telephone redemption privilege on your account, shares may be redeemed by calling 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Fund is open for business. Class A shares only may also be redeemed by calling New England Funds Personal Access Line(TM) at 1-800-346-5984 twenty-four hours a day. The proceeds (LESS ANY APPLICABLE CDSC) generally will be wired on the next business day to the bank account previously chosen by you on your application. A wire fee (currently $5.00) will be deducted from the proceeds.

Your bank must be a member of the Federal Reserve System or have a correspondent bank that is a member. If your account is with a savings bank, it must have only one correspondent bank that is a member of the System.

Mailed to Your Address of Record -- Shares may be redeemed by calling 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Fund is open for business and requesting that a check for the proceeds (LESS ANY APPLICABLE CDSC) be mailed to the address on your account, provided that the address has not changed over the previous month and that the proceeds are for $100,000 or less. Generally, the check will be mailed to your address of record on the business day after your redemption request is received.

Through ACH -- Shares may be redeemed electronically through the ACH system, provided that you have an approved ACH application on file with the Fund. To redeem through ACH, call 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Fund is open for business or, for Class A shares only, call New England Funds Personal Access Line(TM) at 1-800-346-5984 twenty-four hours a day. The proceeds (LESS ANY APPLICABLE CDSC) generally will arrive at your bank within three business days; their availability will depend on your bank's particular rule.

Redemption requests accepted after 4:00 p.m. (Eastern time), or after the Exchange closes if it closes before 4:00 p.m., will be processed at the net asset value determined at the close of regular trading on the next day that the Exchange is open.

[Graphic Omitted]
    BY MAIL:

You may redeem your shares at their net asset value (LESS ANY APPLICABLE CDSC) next determined after receipt of your request in good order by sending a written request (including any necessary special documentation) to New England Funds, P.O. Box 8551, Boston, MA 02266-8551.

The request must include the name of the Fund and class of shares, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and whether you wish the proceeds mailed to your address of record, wired to your bank account or transmitted through ACH. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on your confirmation statement) and indicate any special capacity in which they are signing (such as trustee, custodian or under power of attorney or on behalf of a partnership, corporation or other entity).

If you are redeeming shares worth less than $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, no signature guarantee is required. Otherwise, you generally must have your signature guaranteed by an eligible guarantor institution in accordance with procedures established by the Fund and NEFSCO. Signature guarantees by notaries public are not acceptable.

Additional written information may be required for redemptions by certain benefit plans and IRAs. Contact the Distributor or your investment dealer for details.

If you hold certificates for your Class A shares, you must enclose them with your redemption request or your request will not be honored. The Fund recommends that certificates be sent by registered mail.

[Graphic Omitted]
    BY SYSTEMATIC WITHDRAWAL PLAN

You may establish a Systematic Withdrawal Plan that allows you to redeem shares and receive payments on a regular schedule. In the case of shares subject to a CDSC, the amount or percentage you specify may not exceed, on an annualized basis, 10% of the value of your Fund account (based on the day you establish your plan). Redemption of shares pursuant to the plan will not be subject to a CDSC. For information, contact the Distributor or your investment dealer. Since withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

GENERAL. Redemption requests will be effected at the net asset value next determined after your redemption request is received in proper form by State Street Bank or your investment dealer, except that orders received by your investment dealer before the close of regular trading on the Exchange and transmitted to the Distributor by 5:00 p.m. Eastern time (or, under limited circumstances, such other time no later than 8:00 p.m. as may be agreed upon between the dealer and the Distributor) on the same day will receive that day's net asset value. Redemption proceeds (LESS ANY APPLICABLE CDSC) will normally be mailed to you within seven days after State Street Bank or the Distributor receives your request in good order. However, in those cases where you have recently purchased your shares by check or an electronic funds transfer through the ACH system and you make a redemption request within 10 days after such purchase or transfer, the Fund may withhold redemption proceeds until the Fund knows that the check or funds have cleared.

During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If you are unable to contact the Distributor by telephone, shares may be redeemed by delivering the redemption request in person to the Distributor or by mail as described above. Requests are processed at the net asset value next determined after the request is received.

Special rules apply with respect to redemptions under powers of attorney. Please call your investment dealer or the Distributor for more information.

Telephone redemptions are not available for tax-qualified retirement plans or for Fund shares held in certificate form. If certificates have been issued for your investment, you must send them to New England Funds along with your request before a redemption request can be honored. See the instructions for redemption by mail above.

The Fund may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by the SEC for the protection of investors. The Fund reserves the right to suspend account services or refuse transaction requests when notice has been received by the Fund of a dispute between the registered or beneficial owners of an account or there is suspicion or evidence that a fraudulent act may result.

If the Fund's adviser or subadviser determines, in its or their sole discretion, that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in kind will be valued in accordance with the Fund's procedures for valuation described under "Fund Details -- How Fund Share Price Is Determined." Securities distributed by the Fund in kind will be selected by the Fund's adviser or subadviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Fund's right to pay redemption in kind is limited by an election made by the Fund under Rule 18f-1 under the 1940 Act. See "Redemptions" in Part II of the Statement.

REPURCHASE OPTION
(CLASS A SHARES ONLY)

You may apply your proceeds from the redemption of Class A shares of the Fund (without a sales charge) to the repurchase of Class A shares of any series of the Trusts. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify New England Funds or your investment dealer at the time of reinvestment that you are taking advantage of this privilege. You may reinvest the proceeds either by returning the redemption check or by sending your check for some or all of the redemption amount. Please note: For federal income tax purposes, a redemption is a sale that involves tax consequences (even if the proceeds are later reinvested). Please consult your tax adviser.

--------------------------------------------------------------------------------
                                  FUND DETAILS
--------------------------------------------------------------------------------

HOW FUND SHARE PRICE IS DETERMINED

The net asset value of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on the Exchange on each day that the Exchange is open for trading. The Fund's holdings of equity securities are valued at the most recent sales prices on an applicable exchange or on the Nasdaq National Market System, or, in the case of unlisted securities (or listed securities which were not traded during the day), at the last quoted bid prices. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Trust's Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are valued at amortized cost, which approximates market value. An option written by the Fund generally will be valued at the last sale price or, in the absence of the last sale price, the last offer price. A futures contract will be valued at the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or under the direction of the Trust's Board of Trustees. All other securities and assets of the Fund's portfolio are valued at their fair market value as determined in good faith by the adviser or subadviser of the Fund (or a pricing service selected by the adviser or subadviser) under the supervision of the Trust's Board of Trustees. The value of any assets for which the market price is expressed in terms of a foreign currency will be translated into U.S. dollars at the prevailing market rate on the date of the net asset value computation, or, if no such rate is quoted at such time, at such other appropriate rate as may be determined by or under the direction of the Trust's Board of Trustees.

The net asset value per share of each class is determined by dividing the value of securities (determined as explained above) plus any cash and other assets (including dividends and interest receivable but not collected) less all liabilities (including accrued expenses) attributable to each class, by the number of shares of such class outstanding. The public offering price of the Fund's Class A shares is determined by adding the applicable sales charge to the net asset value. See "Buying Fund Shares -- Sales Charges" above. The public offering price of the Fund's Class B shares is the net asset value per share.

The price you pay for a share will be determined using the next set of calculations made after your order is accepted by State Street Bank. In other words, if, on a Tuesday morning, your properly completed application is received, your wire is received or your dealer places your trade for you, the price you pay will be determined by the calculations made as of the close of regular trading on the Exchange on Tuesday. If you buy shares through your investment dealer, the dealer must receive your order by the close of regular trading on the Exchange and transmit it to the Distributor by 5:00 p.m. (Eastern time) (or, under limited circumstances, such other time no later than 8:00 p.m. as may be agreed upon between the dealer and the Distributor) to receive that day's public offering price.

--------------------------------------------------------------------------------

                              CALCULATING THE PRICE OF SHARES

Total Market Value of           Other           Any
Portfolio Securities     +     Assets  -    Liabilities
-------------------------------------------------------- =Net Asset Value (NAV)
Total Number of Outstanding Shares in a Class

THE PUBLIC OFFERING PRICE FOR CLASS A SHARES IS THE NAV PLUS THE APPLICABLE SALES CHARGE. THE PUBLIC OFFERING PRICE FOR CLASS B SHARES IS THE NAV.

--------------------------------------------------------------------------------

INCOME TAX CONSIDERATIONS

The Fund intends to meet all requirements of the Code necessary to qualify as a "regulated investment company" and thus does not expect to pay any federal income tax on investment income and capital gains distributed to shareholders in cash or in additional shares. Unless you are a tax-exempt entity, your distributions derived from the Fund's short-term capital gains and ordinary income are generally taxable to you as ordinary income. (A portion of these distributions may qualify for the dividends-received deduction for corporations.) Distributions designated by the Fund as deriving from net gains on securities held for more than one year but not more than 18 months (i.e., 28% Rate Gains) and from net gains on securities held for more than 18 months (i.e., 20% Rate Gains) are taxable to you as such, regardless of how long you have owned shares in the Fund. Both ordinary income and capital gains distributions are taxable whether you elected to receive them in cash or additional shares.

To avoid an excise tax, the Fund intends to distribute prior to calendar year-end virtually all the Fund's ordinary income earned during that calendar year, and virtually all of the capital gain net income the Fund realized during the twelve months ending October 31, plus any retained amount from the prior year. If declared in October, November or December to shareholders of record in that month and paid the following January, these distributions will be considered for federal income tax purposes to have been received by shareholders on December 31 of the year in which they were declared.

The Fund is required to withhold 31% of all income dividends and capital gains distributions it pays to you (i) if you do not provide a correct, certified taxpayer identification number, (ii) if the Fund is notified that you have underreported income in the past or (iii) if you fail to certify to the Fund that you are not subject to such withholding. In addition, the Fund will be required to withhold 31% of the gross proceeds of Fund shares you redeem if you have not provided a correct, certified taxpayer identification number or the Fund is notified that you have underreported income in the past. If you are a tax-exempt shareholder, however, these backup withholding rules will not apply so long as you furnish the Fund with an appropriate certification.

Annually, if you earn more than $10 in taxable income from the Fund, you will receive a Form 1099 to assist you in reporting the prior calendar year's distributions on your federal income tax return. You should consult your tax adviser about any state or local taxes that may apply to such distributions. Be sure to keep the Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

The foregoing is a summary of certain federal income tax consequences of an investment in the Fund for shareholders who are U.S. citizens or corporations. Shareholders should consult a competent tax adviser as to the effect of an investment in the Fund on its particular federal, state and local tax situations.

THE FUND'S EXPENSES

In addition to the management fee paid to its adviser, the Fund pays all expenses not borne by its adviser or subadviser or the Distributor, including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trust's independent trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings, preparing, printing and mailing prospectuses and reports to shareholders and the compensation of trustees who are not directors, officers or employees of NELICO or MetLife or their affiliates, other than affiliated registered investment companies.

Under Service Plans adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to its Class A and Class B shares. The Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. Such payments will be made on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. The Class A service fee is payable only to reimburse the Distributor for amounts it pays or expends in connection with the provision of personal services to investors and/or the maintenance of shareholder accounts. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable for that year under the relevant Service Plan, such expenses may be carried forward for reimbursement in future years in which the Plan remains in effect. The Class B service fees are payable regardless of the amount of the Distributor's related expenses.

Under Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund also pays the Distributor a monthly distribution fee at an annual rate not to exceed 0.75% of the Fund's average daily net assets attributable to its Class B shares. The Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, as distribution fees in connection with the sale of the Fund's shares. Such payments will be made on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. The Distributor retains the balance of the fee as compensation for its services as distributor of the Class B shares.

In addition, NEFM performs certain accounting and administrative services for the Fund. For those services, the Fund reimburses NEFM for all or part of its expenses of providing these services to the Fund, which includes the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and
(ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance.

PERFORMANCE CRITERIA

The Fund may include total return information for each class of shares in advertisements or other written sales material. The Fund may show each class's average annual total return for the one-, five- and ten-year periods (or the life of the class, if shorter) through the end of the most recent calendar quarter, or, in the case of the Fund's Class A shares, from July 27, 1988, when there was a change in the Fund's investment adviser, to the end of the most recent calendar quarter. Total return is measured by comparing the value of a hypothetical $1,000 investment in a class at the beginning of the relevant period to the value of the investment at the end of the period (assuming deduction of the current maximum sales charge on Class A shares, automatic reinvestment of all dividends and capital gains distributions and, in the case of Class B shares, imposition of the CDSC relevant to the period quoted). Total return may be quoted with or without giving effect to any voluntary expense limitations in effect for the class in question during the relevant period. The class may also show total return over other periods, on an aggregate basis for the period presented, or without deduction of a sales charge. If a sales charge is not deducted in calculating total return, the class's total return will be higher.

Total return will generally be higher for Class A shares than for Class B shares of the Fund, because of the higher levels of expenses borne by the Class B shares. An investor should balance this expected lower total return against the benefit gained by 100% immediate investment of the purchase price of Class B shares.

All performance information is based on past results and is not an indication of likely future performance.

ADDITIONAL FACTS ABOUT THE
FUND

[ ] New England Funds Trust II, an open-end management investment company, was organized in 1931 as a Massachusetts business trust and is authorized to issue an unlimited number of full and fractional shares in multiple series. The Fund is the original series of shares of the Trust and has been in operation since 1931.

[ ] When you invest in the Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive annual or quarterly dividends as determined by the Trust's trustees and to cast a vote for each share you own at shareholder meetings. Shares of the Fund vote separately from shares of other series of the same Trust, except as otherwise required by law. Shares of all classes of the Fund vote together, except as to matters relating to a class's Rule 12b-1 plan, on which only shares of that class are entitled to vote.

[ ] Except for matters that are explicitly identified as "fundamental" in this Prospectus or the Statement, the investment policies of the Fund may be changed by the Trust's trustees without shareholder approval or, in most cases, prior notice. The investment objective of the Fund is not fundamental but, as a matter of policy, the trustees would not change the objective without shareholder approval. If there is a change in the objective of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs.

[ ] The Fund also offers Class C shares to the general public and Class Y shares to certain qualified investors. No initial sales charge applies to Class C share purchases. However, a CDSC is imposed upon certain redemptions of Class C shares. Also, Class C shares bear higher annual 12b-1 fees than Class A shares and do not have a conversion feature. Class Y shares are identical to Class A, B and C shares, except that Class Y shares have no sales charge or CDSC, bear no Rule 12b-1 fees and have separate voting rights in certain circumstances. Class Y may bear its own transfer agency and prospectus printing costs and, if so, will not bear any portion of those costs relating to other classes of shares.

[ ] The Trust does not generally hold regular shareholder meetings and will do so only when required by law. Shareholders of the Trust may remove the trustees of the Trust from office by votes cast at a shareholder meeting or by written consent.

[ ] If the balance in your account with the Fund is less than a minimum amount set by the trustees of the Trust from time to time (currently $1,000 for all accounts, except for those indicated below), the Fund may close your account and send the proceeds to you. Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice to bring the account up to the minimum. The minimum does not apply to Keogh, pension and profit sharing plans, automatic investment plans or accounts that have fallen below the minimum solely because of fluctuations in the Fund's net asset value per share.

[ ] The Trusts, together with the Money Market Funds, constitute the New
    England Funds. Each Trust offers only its own funds' shares for sale, but it is possible that the Trust might become liable for any misstatements in this prospectus that relate to the other Trusts. The trustees of the Trust have considered this possible liability and approved the use of this prospectus for Funds of all three Trusts.

[ ] The Fund's annual report contains additional performance information and is available upon request and without charge. The Fund will send a single copy of its annual and semi-annual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semi-annual report in writing or by telephone.

[ ] The Class A, Class B, Class C and Class Y structure could be terminated should certain IRS rulings be rescinded.

[ ] The Trust's trustees have the authority without shareholder approval to issue other classes of shares of a Fund that represent interest in the Fund's portfolio but that have different sales load and fee arrangements.

[ ] No interest will accrue on amounts represented by uncashed dividend or redemption checks.

[ ] Many of the services provided to the Fund depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, such failure could have an adverse impact on the Fund's operations and services provided to shareholders. NEFM, the Fund's subadviser, the Distributor, NEFSCO, State Street Bank and certain other service providers to the Fund have reported that each expects to modify its systems, as necessary, prior to January 1, 2000 to address this so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Fund's operations and services provided to shareholders will not be adversely affected.

--------------------------------------------------------------------------------
                               GLOSSARY OF TERMS
--------------------------------------------------------------------------------

Capital gain distributions -- Payments to shareholders of profits earned from selling securities in the fund's portfolio. Capital gain distributions are usually paid once a year.

Contingent Deferred Sales Charge (CDSC) -- A fee that may be charged when a shareholder sells fund shares.

Distribution fee -- An annual asset-based sales charge that is used to pay for sales-related expenses.

Income Distributions -- Payments to shareholders resulting from interest or dividend income earned by a fund's portfolio.

Mutual fund -- The pooled assets of a group of investors, professionally managed in pursuit of a specific objective.

Net asset value (NAV) -- The market value of one share of a mutual fund on any given day without sales charge or CDSC. Determined by dividing the fund's total net assets by the number of fund shares outstanding.

New England Funds, L.P. -- The distributor of the New England Funds.

New England Funds Management, L.P. -- The investment adviser to most of the New England Funds.

New England Funds Service Corporation -- The transfer and dividend disbursing agent of the New England Funds.

Open-end investment management company -- A mutual fund that allows investors to redeem fund shares directly from the fund company on any business day.

Public offering price -- The price of one share of a mutual fund, including its initial sales charge, if there is one.

Record date -- The date on which mutual fund investors must own a fund's shares to be eligible to receive specific income or capital gain distributions.

Service fee -- Payments by a fund to the fund's distributor or a financial representative for personal services to investors and/or for maintenance of shareholder accounts.

Total Return -- The change in value of an investment in a fund over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Yield -- The rate at which a fund earns income, expressed as a percentage. Yield calculations are standardized among mutual funds, based on a formula developed by the SEC.

12b-1 fees -- Fees paid by a mutual fund under a plan adopted under 1940 Act Rule 12b-1. Can include both distribution fees and service fees.



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